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Vanguard International Stock
Index Funds



Supplement to the Prospectus dated August 29, 2008

The inception date in the Financial Highlights table for Vanguard Emerging Markets Stock Index Fund Signal Shares is replaced with January 19, 2007.











(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS1353 102008